EXHIBIT     DESCRIPTION

EX-99.B1 Amended and Restated Articles of Incorporation dated August 2, 1995, 1995, are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

EX-99.B2 Amended and Restated Bylaws dated May 31, 1995, are incorporated herein by reference to Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

EX-99.B3    Not applicable.

EX-99.B4 a) A specimen copy of the American Century Global Gold Fund share certificate is incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12, 1988.

            b) A specimen copy of the American Century Income & Growth Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

            c) A specimen copy of the American Century Equity Growth Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

            d) A specimen copy of the American Century Utilities Fund share certificate is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

            e) A specimen copy of the American Century Global Natural Resources Fund share certificate is incorporated herein by reference to
            Exhibit 4(e) to Post-Effective Amendment No. 13 filed.

EX-99.B5 Investment Advisory Agreement between American Century Quantitative Equity Funds and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

EX-99.B6 Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B8 Custodian Agreement between American Century Quantitative Equity Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Administrative Services and Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation dated as of September 3, 1996, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B10   Opinion and consent of counsel as to the legality of the securities being registered, dated February 27, 1997, is incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1997 (Accession
            # 827060-97-000004).

EX-99.B11   Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

EX-99.B14   a) American Century Individual Retirement Account plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No.
            9 filed October 3, 1992.

            b) American Century Pension/Profit-Sharing plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed October 3, 1992.

EX-99.B16   Schedule for computation of each performance quotation provided in response to Item 22 is included herein.

EX-99.B17   Power of Attorney dated February 28, 1997 is included herein.

EX-27.1.1   FDS - American Century Global Gold Fund

EX-27.1.2   FDS - American Century Income & Growth Fund

EX-27.1.3   FDS - American Century Equity Growth Fund

EX-27.1.4   FDS - American Century Utilities Fund

EX-27.1.5   FDS - American Century Global Natural Resources Fund